Exhibit 99.1

FOR IMMEDIATE RELEASE

Hughes Communications, Inc. Announces Third Quarter 2006 Results

Hughes Network Systems, LLC Third Quarter 2006 Revenues Increase over

Third Quarter 2005 to $210 million

EBITDA Increases to $33 Million; New Orders Increase to $183 million

Germantown, Md., November 14, 2006—Hughes Communications, Inc. (NASDAQ: HUGH) (“Hughes”), the global leader in broadband satellite network solutions and services, today announced financial results for the quarter ended September 30, 2006, its third quarter as a publicly traded company. Hughes’ consolidated operations are classified into three reportable segments: VSAT, Telecom Systems, and Other. The VSAT and Telecom Systems represent all of the operations of Hughes Network Systems, LLC (“HNS”), Hughes’ principal operating subsidiary. The Other segment includes the financial results of Hughes Corporate, Electronic System Products, Inc., and the minority interest in the other companies that were contributed from SkyTerra Communications, Inc. (“SkyTerra”), Hughes’ predecessor, prior to the separation of SkyTerra and Hughes in February 2006.

Hughes Network Systems, LLC (HNS)

“We are pleased that the company continues to deliver on its business plan, both financially and strategically,” said Pradman Kaul, President and Chief Executive Officer. “The enterprise business in both North America and International continues to be the strong base on which we are growing the VSAT business, with significant orders from Sonic Industries, U.S. Satellite, GTECH, TJMaxx, Telefonica, Banco do Brazil and Ericsson. Earlier in the year we also had indicated that the major driver of our growth would be the consumer/SMB (small/medium business) market. In the third quarter of 2006, our gross subscriber additions were over 35,000, a robust increase of approximately 5,000 over the second quarter of 2006, resulting in the subscriber count exceeding 313,000 at the end of the quarter, and a 21% revenue increase over the third quarter of 2005. Our mobile satellite business is also showing excellent growth, as we recognize revenues from our system contracts with Thuraya, Terrestar, ICO, and Mobile Satellite Ventures.”

Set forth below is a table highlighting certain of HNS’ results for the three months and nine months ended September 30, 2006 and September 30, 2005:

Hughes Network Systems, LLC

	Three Months Ended September 30,		Nine Months Ended September 30,
(Dollars in thousands)	2006	2005	2006	2005
Revenue
VSAT	$186,608	$187,316	$551,772	$525,922
Telecom Systems	23,007	13,302	63,138	52,856
Total	$209,615	$200,618	$614,910	$578,778

Operating income (loss)
VSAT	$13,740	$15,568	$19,194	$5,682
Telecom Systems	6,312	3,786	13,529	9,660
Total	$20,052	$19,354	$32,723	$15,342

Net income (loss)	$12,142	$12,333	$7,908	$2,105

EBITDA	$32,937	$29,980	$63,303	$47,791

Adjusted EBITDA[a]	$33,920	$30,883	$80,164	$73,723

New Orders	$183,353	$164,898	$570,627	$539,138

a)	For the definition of Adjusted EBITDA, see “Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures” below.

Commenting on the financial performance, Grant Barber, Executive Vice President and CFO said, “As you can see from the table above, our revenue, net income, EBITDA, and Adjusted EBITDA have shown steady improvement in the nine month period ended September 2006 over the same period in 2005. Our ongoing focus on working capital management resulted in ending the quarter with a strong balance sheet including $203 million of cash and marketable securities at HNS and a consolidated cash and marketable securities balance for Hughes of $215 million.”

Selected Third Quarter Highlights

•	Received notification from NASDAQ that Hughes’ common stock was approved for listing on the NASDAQ Global Market and trading commenced on Friday, September 22, 2006 with ‘HUGH’ as the trading symbol;

•	Booked new orders of $183 million in the third quarter of 2006, up 11% over the same period in 2005;

•	Announced the completion of a 30-day program of rigorous over-the-air (OTA) testing of the broadband IP networking capabilities of the SPACEWAY™ system on DIRECTV’s SPACEWAY 2 satellite;

•	Announced an agreement between Microsoft Corporation India Pvt. Ltd and Hughes India for the roll out of 5,000 broadband-enabled ICT (Information & Communications Technology) kiosks, which will be deployed across 200 small towns and rural areas across the country;

•	Launched a Virtual Private Network (VPN) for Nabors Industries, Ltd., the largest drilling contractor in the world, using the continent-wide HughesNet™ service;

•	Began the rollout of HughesNet broadband Internet access service to 800 schools in the state of Parana, located in the southern part of Brazil, through a contract with Copel Telecom, a wholly owned subsidiary of COPEL Inc.;

•	Announced the completion of an agreement with Cabela’s, the world’s largest mail order, retail and Internet outdoor outfitter, to provide HughesNet Access Continuity Service. HughesNet Access Continuity Service uses satellite broadband technology to create a truly diverse access path from a primary terrestrial network; and

•	Established a cooperative agreement with Telecom Italia Sparkle, Hughes, Intelsat, and Telespazio to provide high-quality broadband satellite services for Italian businesses operating in Eastern Europe and North Africa, utilizing the new Marco Polo technology platform.

To summarize, Kaul said, “Our fundamental message is the same today as it was nine months ago—a strong enterprise segment that provides the core revenue with loyal customers who commit to long-term contracts. In addition, growth is fueled by the consumer/SMB and mobile satellite markets. Our next-generation satellite, SPACEWAY 3, is on schedule to be launched in the first half of 2007 and should be in commercial service later in 2007. We expect that SPACEWAY will substantially reduce our costs and open up new revenue opportunities going forward. We believe that all of the above, combined with solid financial performance for the first three quarters of this year, have positioned HNS very well for the future.”

Hughes Communications, Inc. (Hughes)

On January 1, 2006, Hughes consummated the purchase (the “January 2006 Acquisition”) from DTV Network Systems, Inc. of the remaining 50% of HNS. As a result of the January 2006 Acquisition, Hughes’ business has changed materially. For periods following the closing of the January 2006 Acquisition, the financial position and operating results of HNS are included in Hughes’ consolidated financial statements. From April 22, 2005 (the date of the acquisition of the initial 50% interest in HNS) through December 31, 2005, Hughes’ investment in HNS is recorded using the equity method of accounting.

Certain financial information for Hughes is shown below. The financial information for the three and nine months ended September 30, 2006 is a combination of the HNS and Other Businesses.

Hughes Communications, Inc.

	Three Months Ended September 30,		Nine Months Ended September 30,
(Dollars in thousands)	2006	2005	2006	2005
Revenue
VSAT	$186,608	$—	$551,772	$—
Telecom Systems	23,007	—	63,138	—
Other	146	196	385	443
Total	$209,761	$196	$615,295	$443

Operating income (loss)
VSAT	$13,740	$—	$19,194	$—
Telecom Systems	6,312	—	13,529	—
Other	(742)	(1,501)	(3,276)	(5,594)
Total	$19,310	$(1,501)	$29,447	$(5,594)

Net income (loss)	$11,369	$5,558	$(48,570)	$1,656

EBITDA[a]	$32,002	$5,262	$58,805	$478

a)	For the definition of EBITDA, see “Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures” below.

The net loss for the nine months ended September 30, 2006 includes a tax charge of approximately $51.3 million in connection with the SkyTerra/Hughes separation. As Hughes is the accounting successor to SkyTerra, the taxes associated with the separation are included in Hughes’ results for the quarter ended March 31, 2006 and a portion of the deferred tax assets were utilized to satisfy the tax expense resulting from the taxable gain. Accordingly, Hughes does not expect this expense to have a significant impact on its cash from operations.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures

The following table reconciles the differences between HNS’ net income as determined under United States of America generally accepted accounting principles (GAAP), EBITDA and Adjusted EBITDA.

Hughes Network Systems, LLC

	Three Months Ended September 30,		Nine Months Ended September 30,
(Dollars in thousands)	2006	2005	2006	2005
Net income (loss)	$12,142	$12,333	$7,908	$2,105
Add:
Interest expense	11,158	9,182	30,898	15,787
Foreign income tax expense (benefit)	1,068	56	2,055	490
Depreciation and amortization	11,520	9,436	28,736	31,085
Less:
Interest income	(2,951)	(1,027)	(6,294)	(1,676)

EBITDA	$32,937	$29,980	$63,303	$47,791

Add:
Inventory provision related to shift to Broadband focus	—	—	11,879	—
HughesNet branding costs	—	—	1,454	—
Facilities costs	—	—	—	2,363
Transaction costs related to the April 2005 Acquisition	—	—	—	979
Elimination of payroll and benefits reflective of headcount reductions	—	—	—	5,418
Assumed net reduction of SPACEWAY operating costs	—	—	—	4,542
Restructuring charge	—	—	—	3,068
Benefits/insurance programs sponsored by DIRECTV	653	653	1,960	6,944
Legal expenses related to non-acquired business	—	—	—	2,178
Legal settlement and related fees - pre-April 2005 Acquisition	—	—	586	—
Equity incentive plan compensation	80	—	232	—
Management fee to Hughes Communications, Inc.	250	250	750	440

Adjusted EBITDA	$33,920	$30,883	$80,164	$73,723

The following table reconciles the differences between Hughes’ net income as determined under GAAP and EBITDA:

Hughes Communications, Inc.

	Three Months Ended September 30,		Nine Months Ended September 30,
(Dollars in thousands)	2006	2005	2006	2005
Net income (loss)	$11,369	$5,558	$(48,570)	$1,656
Add:
Interest expense	11,159	—	32,648	—
Income tax expense	1,068	—	52,889	—
Depreciation and amortization	11,520	6	28,736	20
Less:
Interest income	(3,114)	(302)	(6,898)	(1,198)

EBITDA	$32,002	$5,262	$58,805	$478

The condensed financial statements of Hughes and HNS as of September 30, 2006 and for the three and nine months ended September 30, 2006 are attached to this press release.

Note:

EBITDA is defined as earnings (loss) before interest, income taxes, depreciation and amortization. Adjusted EBITDA is used in calculating covenant compliance under HNS’ credit agreement and the indenture governing HNS’ 9 1/2% Senior Notes due 2014. Adjusted EBITDA is defined as EBITDA further adjusted to exclude certain adjustments, including the net costs of SPACEWAY for the first quarter of 2005 to reflect the effects of the implementation of the SPACEWAY services agreement with DIRECTV, Inc. as if it had occurred on January 1, 2005. EBITDA and Adjusted EBITDA are not recognized terms under GAAP. EBITDA and Adjusted EBITDA do not represent net income or cash flows from operations, as these terms are defined under GAAP, and should not be considered as alternatives to net income as an indicator of operating performance or to cash flows as a measure of liquidity. Additionally, EBITDA and Adjusted EBITDA are not intended to be measures of cash flow available to management for discretionary use, as such measures do not consider certain cash requirements such as capital expenditures (including expenditures on VSAT operating lease hardware and capitalized software development costs), tax payments, and debt service requirements (including VSAT operating lease hardware). EBITDA and Adjusted EBITDA as presented herein are not necessarily comparable to similarly titled measures reported by other companies. EBITDA and Adjusted EBITDA are presented herein because HNS and Hughes use such information in their review of the performance of management and in the performance of their business. In addition, information concerning Adjusted EBITDA is being presented because it reflects important components included in the financial covenants under the senior note indenture and HNS’ credit agreement.

About Hughes Communications, Inc.

Hughes Communications, Inc. (NASDAQ:HUGH) is the 100 percent owner of Hughes Network Systems, LLC. Hughes is the global leader in providing broadband satellite networks and services for enterprises, governments, small businesses, and consumers. HughesNet encompasses all broadband solutions and managed services from Hughes, bridging the best of satellite and terrestrial technologies. Its broadband satellite products are based on the IPoS (IP over Satellite) global standard, approved by the TIA, ETSI, and ITU standards organizations. To date, Hughes has shipped more than one million systems to customers in over 100 countries.

Headquartered outside Washington, D.C., in Germantown, Maryland, USA, Hughes maintains sales and support offices worldwide. For more information, please visit www.hughes.com.

Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995

This press release may contain statements that are forward looking, as that term is defined by the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, discussions regarding industry outlook and Hughes’ expectations regarding the performance of its business, its future liquidity and capital resource needs, its strategic plans and objectives and the ability to launch and deploy SPACEWAY 3. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this release, the words “believe,” “anticipate,” “estimate,” “expect,” “intend,” “project,” “plans” and similar expressions and the use of future dates are intended to identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements are subject to certain risks, uncertainties and assumptions, including, but not limited to, the following: risks related to Hughes’ substantial leverage and restrictions contained in its debt agreements, technological developments, its reliance on providers of satellite transponder capacity, changes in demand for Hughes’ services and products, competition, industry trends, regulatory changes, foreign currency exchange rate fluctuations and other risks identified and discussed under the caption “Risk Factors” in Hughes’ Annual Report on Form 10-K for the year ended December 31, 2005 filed with the Securities and Exchange Commission on April 17, 2006 and in the other documents Hughes files with the Securities and Exchange Commission from time to time.

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©Hughes Communications, Inc. All rights reserved. Hughes, HughesNet, IPoS, and SPACEWAY are trademarks of Hughes Network Systems, LLC. DIRECTV and DIRECWAY are registered trademarks of The DIRECTV Group, Inc.

Contact Information	Attachments

Investor Relations Contact: Deepak Dutt,	Hughes Communications, Inc.
Vice President, Treasurer and Investor Relations Officer	Condensed Consolidated Balance Sheets
Email: ddutt@hns.com	Condensed Consolidated Statements of Operations
Phone: 301-428-7010	Condensed Consolidated Statements of Cash Flows

Media Contact: Judy Blake,	Hughes Network Systems, LLC
Director, Marketing Communications	Condensed Balance Sheets
Email: jblake@hns.com	Condensed Statements of Operations
Phone: 301-601-7330	Condensed Statements of Cash Flows

HUGHES COMMUNICATIONS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Dollars in Thousands)

	September 30, 2006	December 31, 2005
ASSETS
Current Assets

Cash and cash equivalents	$131,151	$21,964
Short-term investments	83,753	6,000
Receivables, net	168,284	47
Inventories, net	56,598	—
Prepaid expenses and other	45,184	3,330
Deferred income taxes	1,007	23,378
Asset held for sale	—	468

Total current assets	485,977	55,187

Property, net	291,888	18
Capitalized software costs, net	32,636	—
Intangible assets, net	31,211	—
Investment in Hughes Network Systems, LLC	—	75,282
Investment in Mobile Satellite Ventures LP	—	42,761
Deferred income taxes	1,014	26,956
Other assets	41,733	5,133

Total Assets	$884,459	$205,337

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$47,340	$2,380
Short term borrowings	23,864	—
Accrued liabilities	116,837	2,473
Due to affiliates	6,845	—
Liabilities held for sale	—	525

Total current liabilities	194,886	5,378

Long-term debt	465,295	—
Other long-term liabilities	10,162	—

Total liabilities	670,343	5,378

Minority interests	5,032	8,474
Commitments and contingencies
Series A Redeemable Convertible Preferred Stock, $0.01 par value, net of amortized discount of $28,194 at December 31, 2005	—	93,100

Stockholders’ Equity
Preferred stock, $0.001 par value. Authorized 1,000,000 shares, no shares issued and outstanding	—	—
Preferred stock, $0.01 par value. Authorized 10,000,000 shares, issued 1,199,077 shares as Series A Redeemable Convertible Preferred Stock at December 31, 2005	—	—
Common stock, $0.001 par value. Authorized 64,000,000 shares; issued and outstanding 18,817,289 shares at September 30, 2006 and 4,365,988 shares at December 31, 2005	19	4
Non-voting common stock, $0.01 par value. Authorized 50,000,000 shares; issued and outstanding 4,495,106 shares at December 31, 2005	—	45
Additional paid in capital	625,702	473,737
Accumulated deficit	(419,865)	(371,295)
Accumulated other comprehensive income (loss)	3,228	(4,106)

Total Stockholders’ Equity	209,084	98,385

Total Liabilities and Stockholders’ Equity	$884,459	$205,337

HUGHES COMMUNICATIONS, INC.

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(Dollars in Thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
Revenues
Services	$112,215	$196	$325,257	$443
Hardware sales	97,546	—	290,039	—

Total Revenues	209,761	196	615,296	443

Operating costs and expenses
Cost of services	80,022	47	227,374	279
Cost of hardware products sold	74,175	—	237,193	—
Research and development	3,786	—	18,032	—
Sales and marketing	18,363	—	58,200	—
General and administrative	12,973	1,650	41,653	5,758
Amortization of intangibles	1,132	—	3,397	—

Total Operating Costs and Expenses	190,451	1,697	585,849	6,037

Operating Income (Loss)	19,310	(1,501)	29,447	(5,594)
Interest expense	(11,158)	—	(32,648)	—
Equity in earnings of Hughes Network Systems, LLC	—	6,364	—	12,887
Equity in loss of Mobile Satellite Ventures LP	—	(1,563)	(1,521)	(7,519)
Other income, net	4,285	1,320	8,843	2,176

Income before discontinued operations and taxes	12,437	4,620	4,121	1,950
Income tax expense	(1,068)	—	(52,889)	—

Income (loss) before discontinued operations	11,369	4,620	(48,768)	1,950
Income (loss) from discontinued operations	—	938	(42)	(294)
Gain on sale of discontinued operations	—	—	240	—

Net Income (Loss)	11,369	5,558	(48,570)	1,656
Cumulative dividends and accretion of convertible preferred stock to liquidation value	—	(2,492)	(1,454)	(7,477)

Net Income (Loss) Attributable to Common Stockholders	$11,369	$3,066	$(50,024)	$(5,821)

Basic earnings (loss) per common share:
Continuing operations	$0.60	$0.24	$(3.15)	$(0.63)
Discontinued operations	—	0.11	0.01	(0.03)

Basic net earnings (loss) per share	$0.60	$0.35	$(3.14)	$(0.66)

Diluted earnings (loss) per common share:
Continuing operations	$0.60	$0.23	$(3.15)	$(0.63)
Discontinued operations	—	0.10	0.01	(0.03)

Net earnings (loss) per share	$0.60	$0.33	$(3.14)	$(0.66)

Basic weighted average common shares outstanding	18,811,645	8,852,753	15,941,853	8,790,831

Diluted weighted average common shares outstanding	19,059,227	9,310,806	15,941,853	8,790,831

HUGHES COMMUNICATIONS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

	Nine Months Ended September 30,
	2006	2005
Cash Flows from Operating Activities
Net (loss) income	$(48,570)	$1,656
Adjustments to reconcile net loss to cash flows from operating activities:
Loss on discontinued operations	42	294
Depreciation and amortization	28,736	20
Amortization of debt issuance cost	698	—
Equity plan compensation expense	2,087	736
Equity in earnings of Hughes Network Systems, LLC	—	(12,887)
Equity in losses of unconsolidated affiliates	1,970	7,519
Loss on investments in affiliates	—	1,211
Gain on disposal of assets	(221)	(49)
Deferred income taxes	48,313	—
Gain on receipt of equity from unconsolidated affiliate	(1,787)	—
Minority interest	(22)	(1,531)
Compensation for issuance of warrants by consolidated subsidiary	—	56
Change in other operating assets and liabilities, net of acquisitions:
Receivables, net	35,583	(40)
Inventories, net	17,367	—
Prepaid expenses and other	3,946	5,419
Deferred revenue	—	(21)
Accounts payable	(22,814)	(5,050)
Accrued liabilities and other	(16,731)	(226)

Net cash provided by (used in) continuing operations	48,597	(2,893)
Net cash (used in) provided by discontinued operations	(9)	(932)

Net cash provided by (used in) operating activities	48,588	(3,825)

Cash Flows from Investing Activities
Purchase interest in HNS, LLC	—	(50,000)
Cash paid for investments in affiliates	—	(562)
Change in restricted cash	2,001	(3,060)
Net (purchases) sales of short-term investments	(67,219)	49,251
Expenditures for property	(53,835)	(3)
Proceeds from sale of property and intangibles	669	74
Sales of investment in affiliates	—	517
Expenditures for capitalized software	(12,962)	—
Acquisitions/divestitures, net of cash received	12,870	—
Other, net	(54)	—

Net cash used in continuing operations	(118,530)	(3,783)
Net cash used in discontinued operations	—	(58)

Net cash used in investing activities	(118,530)	(3,841)

	Nine Months Ended September 30,
	2006	2005
Cash Flows from Financing Activities
Net decrease in notes and loans payable	(1,463)	—
Debt borrowing from Apollo	100,000	—
Debt repayment to Apollo	(100,000)	—
Proceeds from rights offering	100,000	—
Distribution to SkyTerra	(8,789)	—
Payment of dividends on preferred stock	(1,394)	(4,182)
Proceeds from short term borrowings	—	229
Proceeds from exercise of stock options and warrants	1,982	80
Repurchase of common stock of consolidated subsidiary	—	(4)
Long-term debt borrowings	454,452	—
Repayment of long-term debt	(354,415)	—
Debt issuance cost	(11,169)	—

Net cash provided by (used in) continuing operations	179,204	(3,877)
Net cash provided by (used in) discontinued operations	—	—

Net cash provided by (used in) financing activities	179,204	(3,877)

Effect of exchange rate changes on cash and cash equivalents	(75)	15

Net increase in cash and cash equivalents	109,187	(11,528)
Cash and cash equivalents at beginning of the period	21,964	34,759

Cash and cash equivalents at end of the period	$131,151	$23,231

Supplemental Cash Flow Information
Cash paid for interest	$18,729	$—
Cash paid for income taxes	$3,983	$—

HUGHES NETWORK SYSTEMS, LLC

CONDENSED BALANCE SHEETS

(Dollars in Thousands)

(Unaudited)

	Consolidated Successor
	September 30, 2006	December 31, 2005
ASSETS
Current Assets:
Cash and cash equivalents	$121,861	$113,267
Marketable securities	81,426	13,511
Receivables, net	168,002	200,982
Inventories, net	56,598	73,526
Prepaid expenses and other	44,500	48,672

Total Current Assets	472,387	449,958

Property, net	291,888	259,578
Capitalized software costs, net	32,636	16,664
Intangible assets, net	31,211	—
Other assets	36,516	30,324

Total Assets	$864,638	$756,524

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable	$46,235	$51,294
Short term borrowings	23,864	29,616
Accrued liabilities	115,681	130,601
Due to affiliates	7,087	18,960

Total Current Liabilities	192,867	230,471

Long-term debt	465,295	342,406
Due to affiliates - long term	—	8,967
Other long-term liabilities	10,162	3,494

Total Liabilities	668,324	585,338

Commitments and contingencies
Minority interests	5,013	6,594
Equity:
Class A membership units	176,061	125,768
Class B membership units	—	—
Retained earnings	7,908	46,571
Accumulated other comprehensive income (loss)	7,332	(7,747)

Total Equity	191,301	164,592

Total Liabilities and Equity	$864,638	$756,524

HUGHES NETWORK SYSTEMS, LLC

CONDENSED STATEMENTS OF OPERATIONS

(Dollars in Thousands)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
Revenues:
Services	$112,069	$109,882	$324,871	$313,431
Hardware sales	97,546	90,736	290,039	265,347

Total Revenues	209,615	200,618	614,910	578,778

Operating costs and expenses:
Cost of services	79,987	77,210	227,311	221,318
Cost of hardware products sold	74,175	66,641	237,193	206,271
Research and development	3,786	7,494	18,032	31,745
Sales and marketing	18,363	18,476	58,200	58,021
General and administrative	12,120	11,443	38,054	44,456
Restructuring costs	—	—	—	1,625
Amortization of intangibles	1,132	—	3,397	—

Total Operating Costs and Expenses	189,563	181,264	582,187	563,436

Operating Income	20,052	19,354	32,723	15,342
Interest expense	(11,158)	(9,182)	(30,898)	(15,787)
Other income, net	4,316	2,217	8,138	3,040

Income Before Income Taxes	13,210	12,389	9,963	2,595
Income tax expense	(1,068)	(56)	(2,055)	(490)

Net Income	$12,142	$12,333	$7,908	$2,105

HUGHES NETWORK SYSTEMS, LLC

CONDENSED STATEMENTS OF CASH FLOWS

(Dollars in Thousands)

	Consolidated Successor		Consolidated Predecessor
	Nine Months Ended September 30, 2006	April 23 to September 30, 2005	January 1, to April 22, 2005
Cash Flows from Operating Activities:
Net income (loss)	$7,908	$24,628	$(22,523)
Adjustments to reconcile net income (loss) to cash flows from operating activities:
Depreciation and amortization	28,736	17,351	13,734
Amortization of debt issuance cost	698	607	60
Net unrealized loss (gain) on investment	—	1,081	—
Gain on receipt of equity from unconsolidated affiliates	(1,787)	—	—
Equity plan compensation expense	233	49	—
Change in other operating assets and liabilities:
Receivables, net	35,844	(15,408)	5,438
Inventories, net	17,367	8,142	2,738
Prepaid expenses and other	4,392	4,721	(3,965)
Accounts payable	(21,918)	14,879	(31,721)
Accrued liabilities and other	(16,024)	(4,503)	(16,457)

Net Cash Provided by (Used in) Operating Activities	55,449	51,547	(52,696)

Cash Flows from Investing Activities:
Change in restricted cash	(363)	(4,521)	1,978
Purchase of short-term investments, net	(67,893)	(13,544)	—
Expenditures for property	(53,835)	(13,065)	(22,912)
Expenditures for capitalized software	(12,962)	(6,493)	(3,273)
Proceeds from sale of property and intangibles	669	—	—
Other, net	206	(1,044)	(958)

Net Cash Used in Investing Activities	(134,178)	(38,667)	(25,165)

Cash Flows from Financing Activities:
Net (decrease) increase in notes and loans payable	(1,463)	(3,502)	871
Net borrowings from DIRECTV	—	(1,467)	(108,868)
Long-term debt borrowings	454,452	17,208	327,775
Repayment of long-term debt	(354,415)	(18,964)	(30,141)
Debt issuance costs	(11,169)	—	(10,482)

Net Cash Provided by (Used in) Financing Activities	87,405	(6,725)	179,155

Effect of exchange rate changes on cash and cash equivalents	(82)	(6,591)	5,669

Net increase (decrease) in cash and cash equivalents	8,594	(436)	106,963
Cash and cash equivalents at beginning of the period	113,267	121,770	14,807

Cash and Cash Equivalents at End of Period	$121,861	$121,334	$121,770

Supplemental Cash Flow Information:
Cash paid for interest	$16,979	$13,734	$1,496
Cash paid for income taxes	$1,800	$493	$208

Supplemental Non-Cash Disclosure Due to Acquisition by Hughes Communications, Inc.
Increase in assets acquired	$29,399
Increase in liabilities assumed	(18,162)

Increase in net assets acquired	$11,237